UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03721

Dreyfus Intermediate Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2018

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Intermediate Municipal Bond Fund, Inc.

ANNUAL REPORT May 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 12-month period from June 1, 2017 through May 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a period of unusually mild price swings in 2017, inflation concerns, rising interest rates and potential trade disputes have caused market volatility to increase substantially during 2018. As a result, U.S. stocks generally have produced mildly positive returns while bonds have lost a degree of value over the first five months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities mostly produced losses in the rising interest-rate environment.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain strong. Continued economic growth, a robust labor market, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

June 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2017 through May 31, 2018, as provided by Thomas Casey and Daniel Rabasco, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2018, Dreyfus Intermediate Municipal Bond Fund, Inc. produced a total return of 0.31%.1 In comparison, the Bloomberg Barclays Municipal Bond:
7-Year Index (6-8) (the “Index”), the fund’s benchmark, provided a total return of -0.39% for the same period.2

Municipal bonds encountered heightened volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund outperformed the Index, in part due to overweighted exposure to higher-yielding revenue-backed bonds.

As of February 27, 2018, Daniel Rabasco became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”). The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio generally is between 3 and 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Interest Rates and Supply-and-Demand Factors Drove Market

Municipal bonds rallied early in the reporting period in an environment of robust investor demand for a relatively light supply of newly issued securities. Market volatility began to increase during the fall of 2017, when rising interest rates weighed on returns from fixed-income securities. In addition, the municipal securities market was influenced by uncertainty surrounding federal tax reform. Issuers rushed to market in December with a flood of new bonds, which was met with robust demand from investors worried that certain proposals might limit their tax-exempt investment opportunities in the future.

Heightened market volatility continued through the opening months of 2018 when lower corporate tax rates dampened demand from banks and insurance companies. Investors also grew concerned that short-term interest rates might climb more than previously expected amid accelerating inflation and ballooning federal budget deficits. The market generally stabilized in March, but municipal bonds lost additional value in April due to seasonal influences before recovering in May. In this environment, intermediate-term municipal bonds generally lagged their longer-term counterparts.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Credit conditions have remained sound for most issuers, but some states, municipalities, and U.S. territories have struggled with disappointing tax receipts and heavy pension liabilities.

Allocation and Selection Strategies Bolstered Fund Results

The fund’s performance compared to the Index was supported by an emphasis on higher-yielding revenue bonds and a correspondingly underweighted position in general obligation bonds. Our security selection strategy also added value during the reporting period, most notably through positions in New Jersey appropriation bonds and bonds backed by revenues from airports, special taxes, and certain states’ settlement of litigation with U.S. tobacco companies.

In contrast, the fund’s interest-rate strategies weighed to a degree on the fund’s relative performance. A modestly long average duration compared to the Index during 2017 made the fund more sensitive to rising interest rates. We adjusted the fund’s average duration toward a market-neutral position in January 2018.

An emphasis on five-year-maturity securities proved mildly counterproductive during the period. The adverse effects of these positions were partly mitigated by relatively heavy exposure to bonds with maturities in the 15- to 20-year range.

A Constructive Investment Posture

While sharply lower corporate tax rates could continue to weigh on demand for municipal bonds from bank and property and casualty company investors, modestly lower personal tax rates seem unlikely to affect demand from individual investors. Also, the elimination of tax advantages for states’ and municipalities’ advance refunding activities should support favorable supply-and-demand dynamics. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds, and we are watchful for opportunities to invest in higher-yielding bonds with sound fundamental and technical characteristics.

June 15, 2018

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays Municipal Bond: 7-Year Index (6-8) covers the U.S. dollar-denominated 6-8 year tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. and the Bloomberg Barclays Municipal Bond: 7 Year Index (6-8) (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Intermediate Municipal Bond Fund, Inc. on 5/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years. The fund’s performance shown in the line graph above takes into account fees and expenses. The Index, unlike the fund, covers the USD-denominated 6-8 year tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/18
	1 Year	5 Years	10 Years
Fund	0.31%	2.35%	3.68%
Bloomberg Barclays Municipal Bond: 7 Year Index (6-8)	-0.39%	2.32%	4.06%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. from December 1, 2017 to May 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2018

Expenses paid per $1,000†	$3.70
Ending value (after expenses)	$1,003.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2018

Expenses paid per $1,000†	$3.73
Ending value (after expenses)	$1,021.24

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1%
Alabama - 2.3%
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,500,000	1,731,135
Birmingham Water Works Board, Water Revenue	5.00	1/1/31	3,260,000	3,811,429
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/31	2,000,000	2,352,840
University of Alabama Board of Trustees, General Revenue (The University of Alabama)	5.00	7/1/24	6,025,000	6,703,897
				14,599,301
Alaska - .6%
Alaska Industrial Development and Export Authority, Revolving Fund Revenue	5.25	4/1/24	3,780,000	3,997,577
Arizona - 2.4%
Phoenix Civic Improvement Corporation, Junior Lien Wastewater System Revenue	5.00	7/1/28	5,000,000	5,730,700
Phoenix Civic Improvement Corporation, Junior Lien Water System Revenue	5.00	7/1/23	5,000,000	5,717,800
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/27	3,500,000	3,843,700
				15,292,200
Arkansas - .8%
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/35	2,685,000	3,076,715
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/36	1,585,000	1,814,223
				4,890,938
California - 4.8%
California, GO	5.00	8/1/28	1,150,000	1,377,838
California, GO (Various Purpose)	5.00	8/1/30	3,500,000	4,164,790
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	3/1/26	1,500,000	1,695,300
California State Public Works Board, LR (Various Capital Projects)	5.00	12/1/26	4,355,000	5,088,905

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
California - 4.8% (continued)
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/31	1,000,000	[a]	1,090,670
Clovis Unified School District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/22	10,415,000	[b]	9,532,745
Orange County Transportation Authority, Senior Lien Toll Road Revenue (91 Express Lanes)	5.00	8/15/28	2,500,000		2,849,825
Sacramento City Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	7/1/23	5,065,000	[b]	4,485,159
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	4.75	6/1/25	705,000		706,332
University of California Regents, General Revenue	5.25	5/15/23	125,000		125,358
				31,116,922
Colorado - 3.9%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/26	15,640,000		17,835,700
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	5,355,000		5,423,812
University of Colorado, Enterprise Revenue, Refunding	5.00	6/1/30	1,750,000		2,114,053
				25,373,565
Connecticut - 2.3%
Connecticut, GO	5.00	10/15/25	5,500,000		6,052,530
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	2,500,000		2,830,175
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/32	5,500,000		6,036,250
				14,918,955
District of Columbia - 1.7%
District of Columbia Water and Sewer Authority, Public Utility Subordinate Lien Revenue	5.00	10/1/27	5,980,000		6,709,022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
District of Columbia - 1.7% (continued)
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/25	3,000,000	3,363,720
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/35	1,000,000	1,136,860
				11,209,602
Florida - 7.8%
Broward County, Airport System Revenue	5.00	10/1/22	3,605,000	4,011,283
Broward County, Airport System Revenue	5.00	10/1/36	2,000,000	2,277,800
Broward County, Port Facilities Revenue	5.00	9/1/21	4,340,000	4,706,730
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	16,000,000	18,633,280
Collier County School Board, COP (Master Lease Program Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.25	2/15/22	2,000,000	2,229,720
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/24	1,480,000	1,710,155
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/30	1,250,000	1,431,825
Hillsborough County, Solid Waste and Resource Recovery Revenue	5.00	9/1/26	1,260,000	1,461,701
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/24	2,500,000	2,880,850
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/34	2,000,000	2,252,100
Miami-Dade County, Seaport Revenue	5.75	10/1/28	1,500,000	1,719,825
Miami-Dade County, Subordinate Special Obligation Revenue	5.00	10/1/26	1,000,000	1,107,040
Orange County, Tourist Development Tax Revenue	5.00	10/1/32	3,275,000	3,777,680
South Miami Health Facilities Authority, Revenue, Refunding (Baptist Health South Florida)	5.00	8/15/31	1,750,000	2,030,945
				50,230,934

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Georgia - 2.8%
Atlanta, Water and Wastewater Revenue	5.00	11/1/31	2,000,000		2,300,320
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/27	1,000,000		1,156,960
DeKalb County, Water and Sewerage Revenue	5.25	10/1/25	4,000,000		4,776,280
Fulton County Development Authority, Hospital Revenue (Wellstar Health Systems)	5.00	4/1/36	1,350,000		1,521,099
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; Merrill Lynch and Co., Inc.)	5.50	9/15/28	2,530,000		3,051,028
Main Street Natural Gas, Inc., Gas Supply Revenue, 1 Month LIBOR + .75%	2.03	9/1/23	2,500,000	[c]	2,488,775
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/28	2,500,000		2,860,000
				18,154,462
Illinois - 11.5%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.50	1/1/26	3,300,000		3,707,187
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	3,530,000		3,939,939
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/29	4,000,000		4,466,480
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/35	3,000,000		3,388,620
Chicago, Second Lien Water Revenue	5.00	11/1/25	1,200,000		1,360,896
Chicago, Second Lien Water Revenue	5.00	11/1/27	2,000,000		2,269,820
Chicago Park District, Limited Tax GO	5.00	1/1/28	1,000,000		1,103,620
Chicago Park District, Limited Tax GO	5.00	1/1/30	2,060,000		2,255,618
Cook County, GO	5.25	11/15/33	3,500,000		3,690,365
Greater Chicago Metropolitan Water Reclamation District, GO	5.00	12/1/31	3,275,000		3,762,778

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Illinois - 11.5% (continued)
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/28	9,005,000	10,010,588
Illinois Finance Authority, Revenue (OFS Healthcare System)	5.00	11/15/28	1,205,000	1,357,902
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/33	2,140,000	2,383,853
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/25	5,000,000	5,238,500
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	5,000,000	5,264,250
Metropolitan Pier and Exposition Authority, Tax Revenue, Refunding (McCormick Place Expansion Project) (Insured; National Public Finance Guarantee Corp.)	5.55	6/15/21	1,000,000	1,007,170
Railsplitter Tobacco Settlement Authority, Revenue	5.00	6/1/28	2,470,000	2,814,935
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.25	6/1/21	3,300,000	3,584,856
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/26	7,595,000	8,304,449
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/32	3,655,000	4,012,130
				73,923,956
Indiana - 2.3%
Indiana Finance Authority, Educational Facilities Revenue (Butler University Project)	5.00	2/1/30	1,400,000	1,515,472
Indiana Finance Authority, First Lien Wastewater Utility Revenue (CWA Authority Project)	5.25	10/1/23	2,500,000	2,756,650
Indiana Municipal Power Agency, Power Supply System Revenue	5.00	1/1/36	3,000,000	3,452,910
Richmond Hospital Authority, Revenue (Reid Hospital Project)	5.00	1/1/28	2,440,000	2,729,189
Whiting Environmental Facilities, Revenue (BP Products North America Inc. Project)	5.00	11/1/24	4,000,000	4,652,960
				15,107,181

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Iowa - .4%
Iowa Finance Authority, Health Facilities Revenue (UnityPoint Health)	5.00	8/15/32	2,280,000	2,566,208
Kentucky - 1.4%
Kentucky Public Energy Authority, Gas Supply Revenue	4.00	4/1/24	6,000,000	6,424,320
Pikeville, Hospital Improvement Revenue (Pikeville Medical Center, Inc. Project)	6.25	3/1/23	2,195,000	2,408,025
				8,832,345
Maryland - 1.0%
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	1,000,000	1,079,550
Maryland Health and Higher Educational Facilities Authority, Revenue (Peninsula Regional Medical Center Issue)	5.00	7/1/31	1,740,000	1,944,206
Maryland Stadium Authority, Revenue (Construction & Revitalization Program)	5.00	5/1/37	3,090,000	3,596,080
				6,619,836
Massachusetts - 4.5%
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/23	3,250,000	3,631,095
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/26	2,500,000	2,941,175
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,000,000	1,085,900
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/34	2,630,000	3,020,923
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue)	5.50	1/1/22	1,200,000	1,299,216
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.00	7/1/22	6,645,000	7,244,313
Massachusetts Port Authority, Revenue, Refunding	5.00	7/1/23	2,000,000	2,261,320

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Massachusetts - 4.5% (continued)
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/24	5,000,000	5,588,000
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/28	2,000,000	2,221,580
				29,293,522
Michigan - 4.2%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,635,000	1,690,149
Great Lakes Water Authority, Water Supply System Second Lien Revenue	5.00	7/1/36	5,000,000	5,527,200
Michigan Finance Authority, Hospital Revenue, Refunding (Trinity Health Credit Group)	5.00	12/1/34	2,000,000	2,331,860
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	3,180,000	3,644,725
Michigan Finance Authority, HR (Oakwood Obligated Group)	5.00	8/15/30	3,870,000	4,294,810
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,125,670
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/23	5,000,000	5,643,100
Michigan State Hospital Finance Authority, Revenue (Ascension Health Senior Credit Group)	4.00	11/15/47	2,500,000	2,696,875
				26,954,389
Minnesota - .2%
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/24	1,000,000	1,146,140
Missouri - 2.6%
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,495,000	1,662,694

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Missouri - 2.6% (continued)
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/30	2,425,000	2,682,632
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/35	3,705,000	4,125,555
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/26	1,000,000	1,160,400
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/28	1,300,000	1,494,506
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Iatan 2 Project)	5.00	1/1/32	1,550,000	1,724,856
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/30	3,270,000	3,708,376
				16,559,019
Nebraska - 1.6%
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/29	4,750,000	5,376,525
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/30	2,250,000	2,536,695
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/38	2,000,000	2,255,860
				10,169,080
Nevada - 1.1%
Director of the State of Nevada Department of Business and Industry, SWDR (Republic Services, Inc. Project)	5.63	6/1/18	5,000,000	5,000,000
Las Vegas Valley Water District, Limited Tax GO (Additionally Secured by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/25	2,100,000	2,329,467
				7,329,467
New Jersey - 4.0%
New Jersey Economic Development Authority, Revenue	5.25	6/15/27	2,500,000	2,780,425

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New Jersey - 4.0% (continued)
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	2,250,000	2,389,095
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	1,400,000	1,543,262
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	4,000,000	4,391,080
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/24	2,400,000	2,690,232
New Jersey Tobacco Settlement Financing Corp., Revenue, Refunding, Ser. A	5.00	6/1/32	2,330,000	2,666,941
New Jersey Turnpike Authority, Turnpike Revenue, Refunding	5.00	1/1/31	1,250,000	1,474,938
Rutgers, The State University, GO	5.00	5/1/29	6,840,000	7,651,976
				25,587,949
New York - 8.3%
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	5,000,000	5,814,150
New York City, GO	5.00	3/1/25	3,300,000	3,778,467
New York City, GO	5.00	8/1/28	5,000,000	5,480,150
New York City, GO	5.00	12/1/31	3,750,000	4,391,287
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/20	3,035,000	3,208,936
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/28	4,400,000	4,961,396
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	2,000,000	2,514,440
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/25	3,925,000	4,512,612
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	4,000,000	4,528,080

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
New York - 8.3% (continued)
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	10,000	[d] 10,253
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	1,000,000	1,058,250
New York Transportation Development Corporation, Special Facility Revenue (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/23	3,580,000	3,948,275
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/34	1,000,000	1,096,330
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.38	6/1/28	735,000	734,713
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels), 1 Month LIBOR + .35%	1.63	12/3/19	4,000,000	[c] 4,004,720
TSASC, Revenue	5.00	6/1/32	3,000,000	3,354,390
				53,396,449
North Carolina - .7%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Vidant Health)	5.00	6/1/32	2,500,000	2,826,700
North Carolina Turnpike Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/28	1,500,000	1,740,075
				4,566,775
Ohio - .7%
Montgomery County, Revenue (Miami Valley Hospital)	5.75	11/15/22	2,970,000	3,226,489
Ohio Hospital Facilities, Revenue, Refunding (Cleveland Clinic Health Systems)	5.00	1/1/31	1,250,000	1,485,325
				4,711,814
Oregon - .6%
Oregon Facilities Authority, Revenue (Legacy Health Project)	5.00	6/1/35	2,500,000	2,837,750

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Oregon - .6% (continued)
Port of Portland, Revenue (Portland International Airport)	5.00	7/1/35	1,000,000	1,127,300
				3,965,050
Pennsylvania - 4.7%
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/31	2,500,000	2,859,225
Montgomery County Higher Education and Health Authority, Revenue, Refunding, (Thomas Jefferson University) Ser. A	5.00	9/1/32	1,000,000	1,160,830
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/25	1,700,000	1,985,617
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/30	5,000,000	5,732,600
Pennsylvania Turnpike Commission, Revenue, Refunding	5.00	12/1/31	2,400,000	2,753,328
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	1,650,000	1,879,433
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/28	3,250,000	3,671,850
Philadelphia Airport, Revenue, Refunding	5.00	7/1/31	1,000,000	1,148,420
Philadelphia School District, GO	5.00	9/1/21	3,555,000	3,755,431
Philadelphia School District, GO	5.00	9/1/30	2,490,000	2,827,768
Philadelphia School District, GO	5.00	9/1/32	2,000,000	2,300,860
Philadelphia School District, GO, (Prerefunded)	5.00	9/1/26	10,000	[d] 11,892
				30,087,254
South Carolina - .8%
South Carolina Ports Authority, Ports Revenue	5.00	7/1/31	2,000,000	2,334,020
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/25	2,320,000	2,584,619
				4,918,639
Tennessee - .7%
Greeneville Health & Educational Facilities Board, Hospital Revenue (Ballard Health Obligation Group)	5.00	7/1/32	2,500,000	2,733,475

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Tennessee - .7% (continued)
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,505,000	1,750,571
				4,484,046
Texas - 7.3%
Arlington, Special Tax Revenue Sr. Lien (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/34	1,500,000	1,684,605
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/32	1,350,000	1,503,630
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	5,000,000	5,702,500
Dallas and Fort Worth, Joint Revenue (Dallas-Fort Worth International Airport)	5.00	11/1/22	4,000,000	4,439,560
Harris County, Tax Road GO	5.00	10/1/27	2,500,000	2,936,000
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/28	2,500,000	2,822,350
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	2,325,000	2,618,926
Houston, Combined Utility System First Lien Revenue	5.00	11/15/29	2,500,000	2,738,975
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/24	1,000,000	1,137,640
New Hope Cultural Educational Facilities Finance Corp., Hospital Revenue, Refunding (Children's Health System Project)	5.00	8/15/29	1,750,000	2,058,648
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	5,000,000	5,653,100
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	3,000,000	3,538,170
San Antonio, Municipal Drainage Utility System Revenue	5.00	2/1/28	5,000,000	5,597,650
Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Scott and White Health Project)	5.00	11/15/31	1,400,000	1,608,390

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Texas - 7.3% (continued)
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue	5.00	8/15/31	2,500,000	2,758,425
				46,798,569
Utah - 1.4%
Salt Lake City, Airport Revenue, Ser. A	5.00	7/1/36	5,000,000	5,687,000
Utah Transit Authority, Subordinated Sales Tax Revenue	5.00	6/15/35	2,645,000	2,997,764
				8,684,764
Virginia - 1.2%
Richmond, Public Utility Revenue	5.00	1/15/31	4,095,000	4,782,141
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	2,900,000	3,105,349
				7,887,490
Washington - 4.9%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue (Green Bonds)	5.00	11/1/31	1,250,000	1,473,175
King County Public Hospital District Number 2, Limited Tax GO (Valley Medical Center)	5.00	12/1/30	6,930,000	7,967,767
Port of Seattle, Intermediate Lien Revenue	5.00	8/1/28	2,485,000	2,735,041
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/34	2,000,000	2,234,500
Port of Seattle, Limited Tax GO	5.75	12/1/25	830,000	915,872
Seattle, Drainage and Wastewater Improvement Revenue	5.00	9/1/27	5,025,000	5,533,228
Washington, Motor Vehicle Fuel Tax GO	5.00	7/1/23	5,030,000	5,736,463
Washington, Motor Vehicle Fuel Tax GO	5.00	2/1/24	4,315,000	4,867,449
				31,463,495
Wisconsin - 1.8%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/36	4,500,000	5,044,770

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.1% (continued)
Wisconsin - 1.8% (continued)
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/28	1,890,000	2,140,614
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	2,250,000	2,498,625
Wisconsin Health and Educational Facilities Authority, Revenue, Refunding (Children's Hospital of Wisconsin, Inc.)	5.00	8/15/34	1,835,000	2,107,314
				11,791,323
U.S. Related - .8%
Puerto Rico Highways and Transportation Authority, Highway Revenue (Insured; FSA)	5.25	7/1/36	4,400,000	4,865,476
Total Long-Term Municipal Investments (cost $617,293,637)			631,494,692

Short-Term Municipal Investments - 1.6%
New York - 1.6%
Metropolitan Transportation Authority, Revenue, Refunding (LOC; TD Bank NA)	0.85	6/1/18	10,000,000	[e] 10,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; State Street Bank and Trust Co.)	1.00	6/1/18	400,000	[e] 400,000
Total Short-Term Municipal Investments (cost $10,400,000)			10,400,000
Total Investments (cost $627,693,637)			99.7%	641,894,692
Cash and Receivables (Net)			0.3%	2,175,330
Net Assets			100.0%	644,070,022

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, these securities were valued at $1,090,670 or .17% of net assets.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	23.9
Health Care	13.3
Utility-Water and Sewer	10.7
Education	10.4
Special Tax	8.9
Utility-Electric	6.9
City	6.4
State/Territory	3.5
County	2.3
Pollution Control	1.5
Lease	1.4
Industrial	.6
Resource Recovery	.2
Asset-Backed	.2
Prerefunded	.0
Other	9.5
99.7

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	627,693,637	641,894,692
Interest receivable		8,402,392
Receivable for shares of Common Stock subscribed		37,790
Prepaid expenses		26,222
		650,361,096
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		371,215
Cash overdraft due to Custodian		295,533
Payable for investment securities purchased		5,044,090
Payable for shares of Common Stock redeemed		428,073
Accrued expenses		152,163
		6,291,074
Net Assets ($)		644,070,022
Composition of Net Assets ($):
Paid-in capital		624,939,626
Accumulated net realized gain (loss) on investments		4,929,341
Accumulated net unrealized appreciation (depreciation) on investments		14,201,055
Net Assets ($)		644,070,022
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		48,025,856
Net Asset Value Per Share ($)		13.41

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2018

Investment Income ($):
Interest Income	22,245,016
Expenses:
Management fee—Note 3(a)	4,164,891
Shareholder servicing costs—Note 3(b)	625,339
Professional fees	90,121
Directors’ fees and expenses—Note 3(c)	66,134
Registration fees	34,228
Prospectus and shareholders’ reports	27,202
Custodian fees—Note 3(b)	25,704
Loan commitment fees—Note 2	15,331
Miscellaneous	72,154
Total Expenses	5,121,104
Less—reduction in fees due to earnings credits—Note 3(b)	(12,448)
Net Expenses	5,108,656
Investment Income—Net	17,136,360
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,120,497
Net unrealized appreciation (depreciation) on investments	(19,100,441)
Net Realized and Unrealized Gain (Loss) on Investments	(14,979,944)
Net Increase in Net Assets Resulting from Operations	2,156,416

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2018	2017
Operations ($):
Investment income—net	17,136,360	18,749,291
Net realized gain (loss) on investments	4,120,497	8,065,762
Net unrealized appreciation (depreciation) on investments	(19,100,441)	(18,652,877)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,156,416	8,162,176
Distributions to Shareholders from ($):
Investment income—net	(17,095,511)	(18,567,368)
Net realized gain on investments	(4,855,754)	(7,999,736)
Total Distributions	(21,951,265)	(26,567,104)
Capital Stock Transactions ($):
Net proceeds from shares sold	29,288,295	55,003,800
Distributions reinvested	17,883,156	21,656,339
Cost of shares redeemed	(116,303,615)	(112,340,947)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(69,132,164)	(35,680,808)
Total Increase (Decrease) in Net Assets	(88,927,013)	(54,085,736)
Net Assets ($):
Beginning of Period	732,997,035	787,082,771
End of Period	644,070,022	732,997,035
Capital Share Transactions (Shares):
Shares sold	2,144,123	3,981,158
Shares issued for distributions reinvested	1,315,448	1,580,683
Shares redeemed	(8,555,642)	(8,156,408)
Net Increase (Decrease) in Shares Outstanding	(5,096,071)	(2,594,567)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.80	14.13	13.87	13.96	14.11
Investment Operations:
Investment income—net[a]	.34	.34	.36	.37	.40
Net realized and unrealized gain (loss) on investments	(.29)	(.18)	.36	(.09)	(.00)[b]
Total from Investment Operations	.05	.16	.72	.28	.40
Distributions:
Dividends from investment income—net	(.34)	(.34)	(.36)	(.37)	(.39)
Dividends from net realized gain on investments	(.10)	(.15)	(.10)	-	(.16)
Total Distributions	(.44)	(.49)	(.46)	(.37)	(.55)
Net asset value, end of period	13.41	13.80	14.13	13.87	13.96
Total Return (%)	.31	1.22	5.27	2.00	2.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.73	.74	.73	.73
Ratio of net expenses to average net assets	.74	.73	.74	.73	.73
Ratio of net investment income to average net assets	2.47	2.49	2.61	2.68	2.90
Portfolio Turnover Rate	14.39	14.47	13.98	19.54	22.74
Net Assets, end of period ($ x 1,000)	644,070	732,997	787,083	786,381	803,320

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	641,894,692	-	641,894,692

† See Statement of Investments for additional detailed categorizations.

At May 31, 2018, there were no transfers between levels of the fair value hierarchy. It is fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 5/31/2017	1,350,030
Realized gain (loss)	(1,618,096)
Change in unrealized appreciation (depreciation)	1,649,970
Purchases/issuances	-
Sales/disposition	(1,381,904)
Transfer into Level 3	-
Transfer out of Level 3	-
Balance as of 5/31/2018	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2018	-

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized

NOTES TO FINANCIAL STATEMENTS (continued)

on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $864,833, undistributed ordinary income $536,396, undistributed capital gains $3,819,580 and unrealized appreciation $14,774,420.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2018 and May 31, 2017 were as follows: tax-exempt income $17,095,511 and $18,567,368, ordinary income $429,903 and $598,094, and long-term capital gains $4,425,851 and $7,401,642, respectively.

During the period ended May 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $40,849, decreased accumulated net realized gain (loss) on investments by $83,672 and increased paid-in capital by $124,521. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the average daily net assets, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear, such excess expense. During the period ended May 31, 2018, there was no expenses reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2018, the fund was charged $347,295 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2018, the fund was charged $172,618 for transfer agency services and $11,247 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $11,247.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2018, the fund was charged $25,704 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,198.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2018, the fund was charged $7,779 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

During the period ended May 31, 2018, the fund was charged $12,309 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $327,735, custodian fees $8,692, Chief Compliance Officer fees $5,267 and transfer agency fees $29,521.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2018, amounted to $98,707,214 and $167,597,626, respectively.

At May 31, 2018, the cost of investments for federal income tax purposes was $627,120,272; accordingly, accumulated net unrealized appreciation on investments was $14,774,420, consisting of $18,216,523 gross unrealized appreciation and $3,442,103 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Intermediate Municipal Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
July 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2018 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019. Also, the fund hereby reports $.0085 per share as a short-term capital gain distribution and $.0875 per share as a long-term capital gain distribution paid on December 28, 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Joni Evans (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Alan H. Howard (58)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Intermediate Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DITEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0947AR0518

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,313 in 2017 and $35,843 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,586 in 2017 and $9,770 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,462 in 2017 and $3,875 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,837 in 2017 and $1,955 in 2018. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,215,229 in 2017 and $20,678,286 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Intermediate Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)